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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Caminus Corporation of our report dated October 5, 1999, relating to the consolidated financial statements of DC Systems, Inc. and subsidiaries which appear in the Caminus Corporation Registration Statement on Form S-1 (No. 333-88437).

                                         /s/ PricewaterhouseCoopers LLP

Dallas, Texas
February 23, 2000